                THIS IS A CONFIRMING ELECTRONIC FILE COPY ORIGINALLY
                            FILED ON SEPTEMBER 23, 1996.

                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                         RANKIN AUTOMOTIVE GROUP, INC.
                         -----------------------------
            (name of small business issuer specified in its charter)



                 LOUISIANA                                 72-0838383
-----------------------------------------           ------------------------
(State of incorporation or organization)                (IRS tax number)



   3510 MacLEE DRIVE, ALEXANDRIA, LA                         71302
-----------------------------------------           ------------------------
 (Address of principal executive offices)                  (Zip Code)




Securities to be registered pursuant to Section 12(b) of the Act:

         Title to each class                   Name of each exchange on which
         to be so registered                   each class is to be registered
         -------------------                   ------------------------------


                 NONE
   -------------------------------             ------------------------------


   -------------------------------             ------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:



                          Common Stock, $.01 par value
--------------------------------------------------------------------------------
                                (Title of Class)

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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

            Information required by Item 1 is incorporated by reference to Rankin Automotive Group, Inc. Registration Statement filed on Form SB-2 File No. 333-5562-A with the Securities and Exchange Commission on September 13, 1996.


ITEM 2.     EXHIBITS

            Exhibits required by Item 2 are incorporated by reference to Rankin Automotive Group, Inc. Registration Statement filed on Form SB-2 File No. 333-5562-A with the Securities and Exchange Commission on September 13, 1996.








                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                             RANKIN AUTOMOTIVE GROUP, INC.
                                        -------------------------------------
                                          (Registrant)



Dated: September 19, 1996                    /s/  Randall Rankin
                                        -------------------------------------
                                        Randall Rankin, President and
                                        Chief Executive Officer